UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) JULY 31, 2001
                                                          -------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                   1-12109                11-33336165
       --------                   -------                -----------
    (State or other             (Commission             (IRS Employer
    jurisdiction of             File Number)              ID Number)
    incorporation)

     1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK    11797-9003
     -------------------------------------------------    ----------
          (Address of principal executive offices)        (Zip Code)


  Registrant's Telephone Number, including area code:   516-364-8500
                                                        ------------



                                       N/A
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

     On July 31, 2001, the Company received the consent of the beneficial holders of a majority in principal amount (the "Holders") of the Company's 9 1/2% Senior Secured Notes due 2004 (the "Notes") to amend the Indenture governing the Notes to extend the Company's time to: (a) perform its undertakings set forth in a non-binding letter of intent, dated February 23, 2001 (the "Letter of Intent"), which the Company entered into with the Holders of the Notes, and (b) conclude the Exchange Offer described in the Letter of Intent, on or before August 31, 2001.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

10.1 Fourth Supplemental Indenture by and among the Company, its subsidiary guarantors and U.S. Bank Trust National Association, as Indenture Trustee, dated as of July 31, 2001.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DELTA FINANCIAL CORPORATION

                               By:  /S/ MARC E. MILLER
                                    ------------------------------
                                    Name: Marc E. Miller
                                    Title: Senior Vice President


Dated:     August 2, 2001